Exhibit 3.147
Secretary of State
Division of Business Services
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, Tennessee 37243
ISSUANCE DATE: 07/02/2007
REQUEST NUMBER: 07183579
CHARTER/QUALIFICATION DATE: 10/29/2002
STATUS: ACTIVE
CORPORATE EXPIRATION DATE: PERPETUAL
CONTROL NUMBER: 0435828
JURISDICTION: TENNESSEE

TO:	REQUESTED BY:
CFS	CFS
8161 HWY 100	8161 HWY 100
NASHVILLE, TN 37221	NASHVILLE, TN 37221
I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT
“DYERSBURG HOSPITAL CORPORATION”
WAS INCORPORATED OR QUALIFIED TO DO BUSINESS IN THE STATE OF TENNESSEE ON THE ABOVE DATE, AND THAT THE ATTACHED DOCUMENT(S) WAS/WERE FILED IN OFFICE ON THE DATE(S) AS BELOW INDICATED:

FILING ACTION
REFERENCE	DATE	FILING TYPE	NAM	DUR	STK	PRN	OFC	AGT	INC	MAL	FYC
NUMBER	FILED
4639-0813	10/29/2002	CHART-PROFIT

4657-0611	11/22/2002	ASSUMED-ADD

4686-0478	01/02/2003	ASSUMED-ADD

4686-0480	01/02/2003	ASSUMED-ADD

4686-0482	01/02/2003	ASSUMED-ADD

FILING ACTION
REFERENCE	DATE	FILING TYPE	NAM	DUR	STK	PRN	OFC	AGT	INC	MAL	FYC
NUMBER	FILED
4956-0500	11/06/2003	AGENT/OFFICE					X	X

5195-1341	07/27/2004	ASSUMED-ADD

5195-1342	07/27/2004	ASSUMED-ADD

5195-1343	07/27/2004	ASSUMED-ADD

5195-1344	07/27/2004	ASSUMED-ADD

5195-1345	07/27/2004	ASSUMED-ADD

5195-1346	07/27/2004	ASSUMED-CHANGE

5195-1347	07/27/2004	ASSUMED-CHANGE

5239-1685	09/20/2004	AGENT/OFFICE					X	X

5740-1000	03/29/2006	AN RPT				X

5812-0104	06/19/2006	ASSUMED-ADD

6012-0287	03/30/2007	AN RPT				X
FOR: REQUEST FOR COPIES            ON DATE: 07/02/07
FROM:
CAPITAL FILING SERVICE (CFS)
8161 HIGHWAY 100
#172
NASHVILLE, TN 37221-0000

ON DATE:	07/02/07

FEES

RECEIVED: $280.00	$ 0.00

TOTAL PAYMENT RECEIVED:	$280.00

RECEIPT NUMBER:	00004231100

ACCOUNT NUMBER:	00101230
[seal]
/s/ Riley C. Darnell
RILEY C. DARNELL SECRETARY OF STATE

CHARTER
OF
DYERSBURG HOSPITAL CORPORATION
The undersigned person, having capacity to contract and acting as the incorporator of a corporation for profit under the Tennessee Business Corporation Act, hereby adopts the following Charter for such corporation:
1. The name of the corporation is: Dyersburg Hospital Corporation.
2. The corporation’s initial registered office is located at 2908 Poston Avenue, Nashville, Tennessee 37203, County of Davidson. The initial registered agent at that office is Corporation Service Company.
3. The name and address of the incorporator is Kimberly A. Wright, Suite 400, 155 Franklin Road, Brentwood, Tennessee 37027.
4. The address of the principal office of the corporation shall be Suite 400, 155 Franklin Road, Brentwood, Tennessee 37027.
5. The corporation is for profit.
6. The corporation is authorized to issue one thousand (1,000) shares of common stock, no par value.
7. The business and affairs of the corporation shall be managed by a Board of Directors:
a. The number of directors and their term shall be specified in the Bylaws of the corporation;
b. Whenever the Board of Directors is required or permitted to take any action by vote, such action may be taken without a meeting on written consent setting forth the action so taken, signed by all of the directors, indicating each signing directors vote or abstention. The affirmative vote of the number of directors that would be necessary to authorize or to take such action at a meeting is an act of the Board of Directors;
c. Any or all of the directors may be removed with cause by a majority vote of the entire Board of Directors.
8. To the fullest extent permitted by the Tennessee Business Corporation Act as the same may be amended from time to time, a director, officer or incorporator of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty in such capacity. If the Tennessee Business Corporation Act is amended, after approval by the shareholders of this provision, to authorize corporate action further eliminating or limiting the personal liability of a director, officer or incorporator then the liability of a director, officer or incorporator of the corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Business Corporation Act, as so amended from time to time. Any repeal or modification of this Section 8 by the shareholders of the corporation shall not adversely affect any right or protection of a director, officer or incorporator of the corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.
9. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereafter a “proceeding”), by reason of the fact that he or she is or was a director, officer or incorporator of the corporation or is or was serving at the request of the corporation as a director, officer, manager or incorporator of another corporation or as a partner or trustee of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, manager or incorporator or in any other capacity while serving as a director, officer, manager or incorporator, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Tennessee Business Corporation Act, as the same may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including but not limited to counsel fees, judgments, fines, ERISA, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, manager or incorporator and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Section 9 shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that an advancement of expenses incurred by an Indemnitee shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section 9 or otherwise, the Indemnitee furnishes the corporation with a written affirmation of his or her good faith belief that he or she has met the standards for indemnification under the Tennessee Business Corporation Act, and a determination is made that the facts then known to those making the determination would not preclude indemnification.
The corporation may indemnify and advance expenses to an officer, employee or agent who is not a director to the same extent as to a director by specific action of the corporation’s Board of Directors or by contract.
The rights to indemnification and to the advancement of expenses conferred in this Section 9 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, this Charter, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, and the corporation is hereby permitted to grant additional rights to indemnification and advancement of expenses, to the fullest extent permitted by law, by resolution of directors, or an agreement providing for such rights.

The corporation may maintain insurance, at its expense, to protect itself and any director, officer, manager, employee or agent of the corporation or of another corporation, partnership joint venture, limited liability company, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Tennessee Business Corporation Act.
Dated this 28th day of October, 2002.
/s/ Kimberly A. Wright
Kimberly A. Wright, Incorporator
State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Dyersburg Regional Medical Center
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date            November 20, 2002
Name of Corporation      Dyersburg Hospital Corporation

Signer’s Capacity            Assistant Secretary
Signature /s/ Kimberly A. Wright
Name (typed or printed) Kimberly A. Wright
State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is West Tennessee Regional Private Healthcare Services
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date     12-31-02
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Assistant Secretary
Signature /s/ Sherry A. Connelly
Name (typed or printed)       Sherry A. Connelly
State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is West Tennessee Home Health Agency
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date      12-31-02
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Assistant Secretary
Signature /s/ Sherry A. Connelly
Name (typed or printed)       Sherry A. Connelly
State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Ambulance Service of Dyersburg
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date           12-31-02
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Assistant Secretary
Signature /s/ Sherry A. Connelly
Name (typed or printed)       Sherry A. Connelly
State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)
For Office Use Only
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is Dyersburg Hospital Corporation
2. The street address of its current registered office is 2908 Poston Avenue, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is 1900 Church Street, Suite 400, Nashville, TN 37203
4. The name of the current registered agent is Corporation Service Company
5. If the current registered agent is to be changed, the name of the new registered agent is National Registered Agents, Inc.
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Signature           Date 10-22-03
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Asst. Sec.
/s/ Kimberly A. Wright
Name (typed or printed)      Kimberly A. Wright

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only 2004 JUL 27 RILEY DARNELL SECRETARY OF STATE
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Regional Home Care, Lexington
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date            July 9, 2004
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Assistant Secretary
Signature /s/ Robin J. Keck
Name (typed or printed)       Robin J. Keck

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only 2004 JUL 27 RILEY DARNELL SECRETARY OF STATE
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Regional Home Care, Martin
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date            July 9, 2004
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Assistant Secretary
Signature /s/ Robin J. Keck
Name (typed or printed)       Robin J. Keck

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only 2004 JUL 27 RILEY DARNELL SECRETARY OF STATE
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Regional Home Care, McKenzie
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date            July 9, 2004
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Assistant Secretary
Signature /s/ Robin J. Keck

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only 2004 JUL 27 RILEY DARNELL SECRETARY OF STATE
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Regional Home Care, Selmer
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date            July 9, 2004
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Assistant Secretary
Signature /s/ Robin J. Keck

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only 2004 JUL 27 RILEY DARNELL SECRETARY OF STATE
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Regional Home Care, Brownsville
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date            July 9, 2004
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Assistant Secretary
Signature /s/ Robin J. Keck

APPLICATION FOR CHANGE OF ASSUMED CORPORATE NAME
For Office Use Only 2004 JUL 27 RILEY DARNELL SECRETARY OF STATE
Pursuant to the provisions of Section 48-14-101(e) of the Tennessee Business Corporation Act or Section 48-54-101(e) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to cease transacting business under an assumed corporate name by changing it.
4. The corporation is for profit.
The corporation is nonprofit.
[NOTE: Please strike the sentence which does not apply to this corporation.]
5. The assumed corporate name to be changed from is West Tennessee Home Health Agency
6. The assumed corporate name to be changed from is Regional Home Care, Dyersburg
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date            July 9, 2004
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Assistant Secretary
Signature /s/ Robin J. Keck

APPLICATION FOR CHANGE OF ASSUMED CORPORATE NAME
For Office Use Only 2004 JUL 27 RILEY DARNELL SECRETARY OF STATE
Pursuant to the provisions of Section 48-14-101(e) of the Tennessee Business Corporation Act or Section 48-54-101(e) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to cease transacting business under an assumed corporate name by changing it.
4. The corporation is for profit.
The corporation is nonprofit.
[NOTE: Please strike the sentence which does not apply to this corporation.]
5. The assumed corporate name to be changed from is West Tennessee Regional Private Healthcare Services
6. The assumed corporate name to be changed from is Regional Home Care, Jackson
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date            July 9, 2004
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Assistant Secretary
Signature /s/ Robin J. Keck
Name (typed or printed)       Robin J. Keck

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)
For Office Use Only
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is Dyersburg Hospital Corporation
2. The street address of its current registered office is 1900 Church Street, Suite 400, Nashville, TN 37203
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is c/o Dyersburg Regional Medical Center, 400 Tickle Street, Dyersburg (Dyer County), TN 38024
4. The name of the current registered agent is National Registered Agents, Inc.
5. If the current registered agent is to be changed, the name of the new registered agent is Coleman Foss, CEO
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
Signature Date           9-8-04
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Asst. Sec.
/s/ Robin J. Keck
Name (typed or printed) Robin J. Keck

CORPORATION ANNUAL REPORT
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
312 Eighth Avenue N, 6th Floor
William R. Snodgrass Tower
Nashville, TN 37243
Annual Report Filing Fee Due:
$20, if no changes are made in block #6 to the registered agent/office, or
$40, if any changes are made in block #6 to the registered agent/office
CURRENT FISCAL YEAR CLOSING MONTH: 12           IF DIFFERENT,
CORRECT MONTH IS
THIS REPORT IS DUE ON OR BEFORE 04/01/06
(1) SECRETARY OF STATE CONTROL NUMBER: 0435828
(2A.) NAME AND MAILING ADDRESS OF CORPORATION:
DYERSBURG HOSPITAL CORPORATION
155 FRANKLIN ROAD
BRENTWOOD, TN 37027
(2B.) STATE OR COUNTRY OF INCORPORATION: TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
7100 COMMERCE WAY SUITE 100
BRENTWOOD, TN 37027
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
155 FRANKLIN ROAD, STE 400, BRENTWOOD, TN 37027
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4
7100 COMMERCE WAY SUITE 100	BRENTWOOD	TN	37027

(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACH ADDITIONAL SHEET IF NECESSARY.)
TITLE            NAME           BUSINESS            ADDRESS           CITY, STATE, ZIP CODE +4
PRESIDENT SEE ATTACHED LIST
SECRETARY
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACHED ADDITIONAL SHEET IF NECESSARY.) [ ] SAME AS ABOVE [ ] NONE
OR LISTED BELOW: NAME: BUSINESS ADDRESS CITY, STATE, ZIP CODE +4
SEE ATTACHED LIST
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
COLEMAN FOSS, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
% DYERSBURG REG MED, 400 TICKLE STREET, DYERSBURG, TN 38024
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE:
(I) CHANGE OF REGISTERED AGENT:
(II) CHANGE OF REGISTERED OFFICE: STREET CITY STATE TN ZIP CODE +4       COUNTY
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR CHANGE PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK [ ] RELIGIOUS
(8) SIGNATURE      /s/ Robin J. Keck

(9) DATE     2-16-06
(10) TYPE PRINT NAME OF SIGNER: /s/ Robin J. Keck
(11) TITLE OF SIGNER: Asst. Sec.
* * THIS REPORT MUST BE DATED AND SIGNED * *
CONTINUED ON BACK

DYERSBURG HOSPITAL CORPORATION
DIRECTORS
William S. Hussey
W. Larry Cash
Rachel A. Seifert
OFFICERS
William S. Hussey – President
W. Larry Cash-Exe VP/CFO
Rachel A. Seifert-SVP/Sec/Gen Counsel
Martin G. Schweinhart – SVP, Operations
Kenneth D. Hawkins – SVP, Acquisitions and Development
James W. Doucette – VP, Finance and Treasurer
T. Mark Buford – VF/Controller
Robert A. Horrar, VP/Admin
Linda Parsons – VP/Hum.Res.
Carolyn S. Lipp – SVP/Qual.& Resource Management
Terry H. Hendon – VP, Acquisitions & Dev.
Robert 0. Horrar — VP, Business Development
Larry Carlton-VP, Revenue Management
Tim G. Marlette – VP, Materials Management
Kathie G. Thomas VP, Home Health Services
Gerald A. Weissman – VP, Medical Staff Development
J. Gary Seay – VP and CIO
Sherry A. Mori-Asst. Sec.

Robin J. Keck – Astt. Sec
ADDRESS FOR ALL OFFICERS & DIRECTORS: 7100 COMMERCE WAY SUITE 100, BRENTWOOD, TN 37027
State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243

APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only 2006 JUN 19 RILEY DARNELL SECRETARY OF STATE
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Dyersburg Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Dyersburg Emergency Physicians
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
Signature Date            June 9, 2006
Name of Corporation            Dyersburg Hospital Corporation
Signer’s Capacity            Assistant Secretary
Signature /s/ Robin J. Keck
Name (typed or printed)      Robin J. Keck
PLEASE RESPOND TO WRITER AT:
Direct Dial: (615) 465-7363
Fax: (615) 373-9704
COMMUNITY
HEALTH
SYSTEMS
7100 Commerce Way
Suite 100
Brentwood, TN 37027
Tel: (615) 465-7000
P.O. Box 217
Brentwood, TN
37024-0217
June 15, 2006

Via Certified Mail – Return Receipt Requested
Tennessee Secretary of State
Corporate Filings
312 Eighth Avenue North, 6th Floor
Nashville, TN 37243
Re: Application for Registration of Assumed Corporate Name for Dyersburg Hospital Corporation
Dear Sir or Madam:
Enclosed please find an Application for Registration of Assumed Corporate Name for Dyersburg Hospital Corporation d/b/a Dyersburg Emergency Physicians and a check for $20.00. Please return evidence of the filing to me at your convenience.
I can be reached at (615) 465-7363 should you have any questions or concerns. Thank you for your assistance.
Very truly yours,
/s/ Robin Joi Keck
Robin Joi Keck
Paralegal
/rjk
enclosures

CORPORATION ANNUAL REPORT
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
312 Eighth Avenue N, 6th Floor
William R. Snodgrass Tower
Nashville, TN 37243
Annual Report Filing Fee Due:
$20, if no changes are made in block #6 to the registered agent/office, or
$40, if any changes are made in block #6 to the registered agent/office
CURRENT FISCAL YEAR CLOSING MONTH: 12 IF DIFFERENT,
CORRECT MONTH IS
THIS REPORT IS DUE ON OR BEFORE      04/01/06
(1) SECRETARY OF STATE CONTROL NUMBER: 0435828
(2A.) NAME AND MAILING ADDRESS OF CORPORATION:
DYERSBURG HOSPITAL CORPORATION
155 FRANKLIN ROAD
BRENTWOOD, TN 37027
(2B.) STATE OR COUNTRY OF INCORPORATION: TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
7100 COMMERCE WAY SUITE 100
BRENTWOOD, TN 37027
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
155 FRANKLIN ROAD, STE 400, BRENTWOOD, TN 37027
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE +4
7100 COMMERCE WAY SUITE 100	BRENTWOOD	TN	37027

(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.
(ATTACH ADDITIONAL SHEET IF NECESSARY.)
TITLE            NAME           BUSINESS ADDRESS            CITY, STATE, ZIP CODE +4
PRESIDENT            SEE ATTACHED LIST
SECRETARY
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACHED ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE
OR LISTED BELOW: NAME: BUSINESS ADDRESS CITY, STATE, ZIP CODE +4
SEE ATTACHED LIST
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
COLEMAN FOSS, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
% DYERSBURG REG MED, 400 TICKLE STREET, DYERSBURG, TN 38024
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE:
(I) CHANGE OF REGISTERED AGENT:
(II) CHANGE OF REGISTERED OFFICE: STREET CITY STATE TN ZIP CODE +4 COUNTY
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED: IF BLANK OR CHANGE PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC
☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK [ ] RELIGIOUS
(8) SIGNATURE                /s/ Robin J. Keck

(9) DATE 2-16-06
(10) TYPE PRINT NAME OF SIGNER: /s/ Robin J. Keck
(11) TITLE OF SIGNER: Asst. Sec.
* * THIS REPORT MUST BE DATED AND SIGNED * *
CONTINUED ON BACK

DYERSBURG HOSPITAL CORPORATION
DIRECTORS:
William S. Hussey
W. Larry Cash
Rachel A. Seifert
OFFICERS:
William S. Hussey – President
W. Larry Cash – Exec VP/CFO
Rachel A. Seifert – SVP/Sec/Gen Counsel
Martin G. Schweinhart – SVP, Operations
Kenneth D. Hawkins – SVP, Acquisitions and Development
James W. Doucette – VP, Finance and Treasurer
T. Mark Buford – VP/Controller
Robert A. Horrar — VP/Admin
Linda Parsons – VP/Hum.Res.
Carolyn S. Lipp – SVP/Qual. & Resource Management
J. Gary Seay – VP & CIO
Gerald A. Weissman – VP, Medical Staff Development
Terry H. Hendon – VP, Acquisitions & Dev.
Robert O. Horrar – VP, Business Development
Larry Carlton – VP, Revenue Management
Tim G. Marlette – VP, Materials Mgmt.
Kathie G. Thomas – VP, Home Health Services
Sherry A. Mori – Asst. Sec
Robin J. Keck – Asst. Sec
Address for all officers and directors: 4000 Meridian Blvd., Franklin, TN 37067